UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 31, 2006

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                         Regional Bank HOLDRS (SM) Trust

                      [Issuer with respect to the receipts]

           DELAWARE                      001-15965               13-5674085
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

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                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01   Other Events

As a result of the merger of AmSouth Bancorporation (NYSE Ticker: "ASO"), a constituent of the Regional Bank HOLDRS Trust, and Regions Financial Corporation (NYSE Ticker: "RF"), Regions Financial Corporation will replace AmSouth Bancorporation as an underlying security of the Regional Bank HOLDRS Trust. For each share of AmSouth Bancorporation, shareholders received 0.7974 shares of Regions Financial Corporation. For the 12 shares of AmSouth Bancorporation per 100 share round lot of Regional Bank HOLDRS, The Bank of New York received
9.5688 shares of Regions Financial Corporation. Effective November 6, 2006, creations of Regional Bank HOLDRS require 9.5688 shares of Regions Financial Corporation per 100 round lot of Regional Bank HOLDRS.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

            (c)   Exhibits

                  99.1 Regional Bank HOLDRS Trust Prospectus Supplement dated December 31, 2006 to Prospectus dated February 17, 2006.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 MERRILL LYNCH, PIERCE, FENNER &
                                                   SMITH INCORPORATED

Date:  February 12, 2007                         By: /s/Satyanarayan R. Chada
                                                     ---------------------------
                                                     Name: Satyanarayan R. Chada
                                                     Title: Managing Director


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                                 EXHIBIT INDEX

Number and Description of Exhibit

(99.1) Regional Bank HOLDRS Trust Prospectus Supplement dated December 31, 2006 to Prospectus dated February 17, 2006.

PROSPECTUS SUPPLEMENT                                EXHIBIT 99.1
(To Prospectus dated February 17, 2006)              REGISTRATION NO.  333-36480

                     [LOGO: Regional Bank HOLDRS (SM) Trust]

                        1,000,000,000 Depositary Receipts
                         Regional Bank HOLDRS (SM) Trust

      This prospectus supplement supplements information contained in the prospectus dated February 17, 2006 relating to the sale of up to 1,000,000,000 depositary receipts by Regional Bank HOLDRS (SM) Trust.

      The share amounts specified in the table in the "Highlights of Regional Bank HOLDRS" section of the base prospectus shall be replaced with the following:

                                                                       Primary
                                                                       Trading
Name of Company(1)                        Ticker     Share Amounts      Market
------------------                        ------     -------------      ------
BB&T Corporation                           BBT            10             NYSE
Comerica Incorporated                      CMA             5             NYSE
Fifth Third Bancorp                        FITB          13.5           NASDAQ
Bank of America                            BAC          27.765           NYSE
JPMorgan Chase & Co.                       JPM           43.56           NYSE
KeyCorp                                    KEY            13             NYSE
Marshall & Ilsley Corporation               MI             6             NYSE
Mellon Financial Corporation               MEL            14             NYSE
National City Corporation                  NCC            18             NYSE
Northern Trust Corporation                 NTRS            7            NASDAQ
Piper Jaffray Companies                    PJC          0.5683           NYSE
State Street Corporation                   STT            10             NYSE
Regions Financial Corporation(1)            RF          9.5688           NYSE
SunTrust Banks, Inc.                       STI             9             NYSE
Synovus Financial Corp.                    SNV             8             NYSE
The PNC Financial Services Group, Inc.     PNC             9             NYSE
US Bancorp                                 USB           56.83           NYSE
Wachovia Corp.                              WB            41             NYSE
Wells Fargo & Co.                          WFC            48             NYSE


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(1)   As a result of the merger of AmSouth Bancorporation (NYSE Ticker: "ASO"), a constituent of the Regional Bank HOLDRS Trust, and Regions Financial Corporation (NYSE Ticker: "RF"), Regions Financial Corporation will replace AmSouth Bancorporation as an underlying security of the Regional Bank HOLDRS Trust. For each share of AmSouth Bancorporation, shareholders received 0.7974 shares of Regions Financial Corporation. For the 12 shares of AmSouth Bancorporation per 100 share round lot of Regional Bank HOLDRS, The Bank of New York received 9.5688 shares of Regions Financial Corporation. Effective November 6, 2006, creations of Regional Bank HOLDRS require 9.5688 shares of Regions Financial Corporation per 100 round lot of Regional Bank HOLDRS.

      The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

          The date of this prospectus supplement is December 31, 2006.